UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.
Date of Report: December 1, 2008
(Date of earliest event reported)

Stillwater Mining Company
(Exact name of registrant as specified in its charter)

DE	001-13053	81-0480654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1321 Discovery Drive		59102
(Address of principal executive offices)		(Zip Code)

406.373.8700
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 28, 2008, Stillwater Mining Company issued a press release stating that SWC and union employees at the East Boulder Mine, represented by the USW International Union Local 11-001,  reached an agreement on changes to the current Collective Bargaining Agreement.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits

99.1 Press release issued on November 28, 2008 by Stillwater Mining Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2008	STILLWATER MINING COMPANY

	By:	/s/ John R. Stark
John R. Stark
Vice President

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Stillwater Mining Company dated November 28, 2008